Exhibit 99.2

Hexcel 2007 Investor Meeting 2007 Review & 2008 Outlook December 6, 2007 Faster Lighter Stronger

Risks, Uncertainties and Other Factors with Respect to “Forward-Looking Statements” Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in the Forward Looking Statements and Risk Factors sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and its 2007 Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, including the press release issued today, December 6, 2007. Forward-Looking Statements

Delivering Results – How did we do? Amount is based on Non-GAAP measures (see Exhibit A&B) Amounts are LTM September 2007. Q4 2006 adjusted operating income was 9.9% Overall Solid Year – Record Sales and Operating Income for Continuing Operations 2007 Sales by Market: Commercial Aero stronger than expected due to the US. Space & Defense and Wind Energy about as expected. Other industrial sales low due to Euro winter, US capacity, portfolio pruning. $ millions 07 Target Actual Rates Constant FX Sales growth 5 - 10% ~11% ~7% Adj Operating Income % (a) 11 - 12% ~11.1% (b) ~11.4% (b) Net debt ~$300 to $320 07 Current Estimate ~$300 to $320 $ millions 07 Target Actual Rates Constant FX Sales Growth 5% - 10% ~11% ~7% Adj Operating Income % (a) 11% - 12% >11.1% (b) >11.4% (b) Net Debt $300 to $320 07 Current Estimate $300 to $320

Delivering Results Discontinued Operations masks some of the Growth in the Core Business Non-GAAP Measures (See Exhibit A & B) $- $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2003 2004 2005 2006 What we looked like including discontinued operations thru 2006 Sales ($Billions) Non-GAAP Operating Income ($Millions)

Delivering Results We have replaced all the Operating Income from Sold Businesses Non-GAAP Measures (See Exhibit A & B) $- $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2003 2004 2005 2006 2007 Sales ($Billions) Non-GAAP Operating Income ($Millions) Discontinued Operations

Delivering Results Non-GAAP Measures (See Exhibit A & B) $- $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2003 2004 2005 2006 2007 Sales ($Billions) Non-GAAP Operating Income ($Millions) Discontinued Operations -44% -27% -14% -17% Continuing Operations 15% 14% 10% 11% 56% 45% 13% 12% Avg Annual Growth Rate >30% Avg Annual Growth Rate More Consistent Growth – Good Operating Leverage

Consolidated Revenues Anticipated to Grow in Range of 10 to 15% 2008 Estimated Revenues 2008 Revenue Outlook 10 to 15% Growth Space & Defense at long term growth trend of 8% - 10% annually Commercial Aero growth 12% – 15% A380 & B787 primary contributors 2008 Hexcel Revenue Outlook 54% 21% 25% Commercial Aerospace Space & Defense Industrial Wind leads overall growth of mid-teens. Recreation is expected to be flat, but other industrial sales return to growth after low ‘07 100% 2008 Est

2008 Outlook Continued robust growth in commercial aerospace and wind Still making investments in R&T, new product qualifications and start-up activities Q1 will have lowest OI%, due to start-up activities and stock compensation expense 2008 headwinds – weak dollar and the possible impact of oil at $100/barrel Continued margin expansion – expect 100 basis points improvement (a) Amount is based on Non-GAAP measures (see Exhibit A & B) (b) Amounts are LTM September 07. Q4 2006 adjusted operating income was 9.9% (c) EPS amounts are continuing operations and excludes non recurring items We Expect another Record Year for Sales & Operating Income A Return to the Growth and Operating Leverage Trend of pre-A380 delay $ millions, except EPS 07 Est 08 Target Sales Growth Rate ~11% ~10% - 15% Adj Operating Income % (a) >11.1% (b) ~12% - 12.5% Diluted EPS (c) ~$0.90 to $0.95 Net Debt $300 to $320 ~$300 to $320

2008 Currency Impact on Sales and Operating Income USD EUR, GBP & Other 2008 Sales by Currency For 2008, when US$ weakens by 5%: Sales UP $25 million OI DOWN $1.5 million OI% DOWN 30 basis pts 2009 exposure is ~30% hedged 2008 FX Variation Impact Hedging program in place to reduce earnings volatility Hedge up to 2.5 years out, using a declining range basis Impact from 2007 hedge rate to 2008 plan hedge rate is a reduction of operating income by approximately $4 million and a reduction of OI% by 40 basis points Weak Dollar = Sales Increase and Operating Income % Decrease ~ $75 million equivalent net cost position in € & £ Driven by Euro Aerospace ~ 60% of exposure for 2008 is hedged 2008 Operating Income 64% 36%

Capital Expenditure Requirements to Meet Growth Capex profile has changed dramatically over the years As Carbon Fiber Investments Ramp-up, Free Cash Flow will return Cash from Operations and Capex Trends Carbon Fiber Expansion Future direction of capex will depend upon new programs won Cash from operations $0 $50 $100 $150 $200 $250 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Capex

Continued Focus on Cash Flow Short Term Ratio Improvements will come from EBITDA Growth, Holding Debt Flat Productivity De-Leveraging No significant principal maturities due on debt until 2011 Benefited from $106 million (pretax) from asset sales in the last 15 months Cash provided from operating activities expected to cover capital expenditures Cash provided from operating activities will grow with revenues and margins Available borrowing capacity more than adequate to cover any shortfalls or timing issues 2008 Outlook 2001 2002 2003 2004 2005 2006 2007 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Debt 1x 2x 3x 4x 5x 6x 7x Leverage Ratio

Beyond 2008 – What could 2010 possibly look like? $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 Sales in $ Billion 2004 Sales Base 2005 2006 2007 S&D Wind $1.7 B ? Other Industrial Boeing Airbus Other Space & Defense C17, F22 Future? A400M Delays? V-22 Success? Helicopter Dynamics? JSF? Wind Energy Capacity? Prepreg vs Infusion? Growth Rate? Customer Share? Other Industrial Base Growth? Will USEC Succeed? Another 2nd Wind? Commercial Aero A380/B787 Ramp-up? Other Build Rates? New Products? A350 Impact? 2010

Faster Lighter Stronger

Exhibit A Non-GAAP Measures – See Exhibit B for Reconciliation 2004, 2005, 2006, YTD Sept 07 & LTM Sept 07 Operating Leverage YTD Sept $ millions 2003 2004 04 vs. 03 2005 05 vs. 04 2006 06 vs. 05 YTD Sept 07 07 vs. 06 LTM Sept 07 B/(W) B/(W) B/(W) B/(W) Sales 730.0 $ 837.0 $ 107.0 $ 957.6 $ 120.6 $ 1,049.5 $ 91.9 $ 853.4 $ 66.8 $ 1,116.3 $ Gross Margin 152.6 189.1 36.5 224.2 35.1 248.5 24.3 208.8 19.4 267.9 % Gross Margin 20.9% 22.6% 34.1% 23.4% 29.1% 23.7% 26.4% 24.5% 29.0% 24.0% Adj. Operating Income (2) 45.1 65.2 20.1 101.8 36.6 115.5 13.7 98.3 9.5 124.0 % Adj Operating Inc 6.2% 7.8% 18.8% 10.6% 30.3% 11.0% 14.9% 11.5% 14.2% 11.1% Notes: (1) Excludes Architectural and EBGI businesses as they are now classified as discontinued operations (2) See Exhibit B for details of items excluded in computation of Adjusted Operating Income

Exhibit B Reconciles Non-GAAP Measures in Exhibit A Reconciliation of GAAP and Non-GAAP Measures LTM $ millions 2003 2004 2005 2006 Sept 06 Sept 07 Sept 07 GAAP Operating Income (1) 46.8 $ 62.1 $ 84.3 $ 103.4 $ 85.9 $ 94.2 $ 110.0 $ Business Consol & Restructuring Exp 3.9 2.5 2.9 9.9 1.7 4.1 14.0 Litigation Settlements/Legal Fees - 7.0 18.4 - - - Gain on Sale of Assets (2.2) (4.0) (1.4) - - - FAS 123R Expense (2) (3.4) (3.5) (3.4) - - - Transaction Costs (3) - 1.1 1.0 2.2 1.2 - Non-GAAP Operating Income 45.1 $ 65.2 $ 101.8 $ 115.5 $ 88.8 $ 98.3 $ 124.0 $ Note: (1) Excludes Architectural and EBGI businesses as now classified as discontinued operations (2)The Company adopted FAS 123R as of January 1, 2006. Prior years have been adjusted to reflect Fiscal Year Ending December 31 Nine Months ended (3) Costs for secondary filing and divestiture transaction costs stock compensation expense as if it was adopted on January 1, 2003.